REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q4 2008 Earnings Webinar February 12, 2009 Exhibit 99.2

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation
Safe Harbor Language
During today’s call we will be making both historical and forward-
looking statements in order to help you better understand our business.  These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our
Annual Report filed on Form 10-K for the year ended December 29,
2007, our quarterly reports on Form 10-Q, as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by eLoyalty Corporation.

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Agenda
Overview and Q4 2008 Summary
Strategy Update
First Quarter 2009 Guidance
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation
Overview and Q4 2008 Summary
Q4 2008 was a strong quarter across the board
Key Q4 2008 highlights include
–
10% sequential increase in Services revenues
–
25% sequential increase in total revenues before reimbursed expenses
–
$842 thousand of Adjusted Earnings
1
(a $2 million sequential
improvement)
–
Record $11.4 million Managed Services revenues (an 8% sequential increase)
–
Record $73.9 million Managed Services Backlog
2
–
$9.9 million of Behavioral Analytics™ new deployment bookings
–
23% sequential increase in ICS Consulting revenues
–
Record $14.8 million of revenues from primary Service Lines
–
$3 million annual reduction in operating expenses as compared to the fourth quarter 2008 run rate
Strong Bookings momentum continues in Q1 2009
–
$15.8 million of new contracts signings announced January 12
–
A number of other large contracts pending signature

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Fourth Quarter 2008 Metrics
$20.0 million of Services Revenue
–
10% sequential change
–
0% year over year change
$24.0 million of Net Revenue
–
25% sequential increase
–
16% year over year increase
$0.8 million Adjusted Earnings
1
$30.7 million in Cash/36 day DSO
Record $73.9 million in Managed Services Backlog
2
421 employees…approximately flat as compared to the third quarter
2008

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation

Agenda
Overview and Q4 2008 Summary
Strategy Update
First Quarter 2009 Guidance
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation
Our ICS Service Line is tightly partnered with Cisco to ride the wave of adoption of VoIP in the Contact Center
Our Behavioral Analytics™ Service is defining a new SaaS
analytics category
29% CAGR for ICS Revenues from 2005 to
2008 …2009 Growth Should Be 5% to 15%
171% CAGR for Behavioral Analytics™ Subscription Revenues
from 2005 to 2008…2009 Behavioral Analytics™ Subscription
Revenues should grow 40% to 50%
Our Primary Service Lines (ICS & Behavioral
Analytics™) are Early in Their Market Adoption Cycles

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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…from a company selling commoditized CRM Consulting to a
company focused on two rapidly growing niches …
…from a company with low recurring revenues to a company
with high recurring revenues
Primary Service Line Revenues grew from 30% to 67%
of Services Revenues from 2005 to 2008…and should
grow to ~80% of Services Revenues by the end of 2009
Managed Services grew from 30% to 54% of Services
Revenues 2005 to 2008…and should grow to ~65% by
the end of 2009
The Growth of Our Primary Service Lines is
Transforming eLoyalty…

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation

Agenda
Overview and Q4 2008 Summary
Strategy Update
First Quarter 2009 Guidance
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation
First Quarter 2009 Guidance
Service Revenue Guidance
–
We currently expect our first quarter Services revenues will be approximately $19.5 million
Change in Compensation Programs
–
Effective February 1, 2009, the Company's executive officers and other affected employees will receive their full salaries and commissions in cash
–
The Company will no longer reduce cash salaries/commissions for periodic grants of unrestricted eLoyalty common stock
–
This change will have an ~$0.7 million impact on Adjusted Earnings
1
in
the first quarter as compared to the fourth quarter 2008
–
In the first quarter the company expects to make up a significant portion of this amount by cost reduction actions and improved revenue mix
2009 P&L Leverage
–
25% reduction in G&A costs in 2009
–
700 bp increase in Behavioral Analytics™ Gross Margin based on improving operational leverage
–
350 bp increase in the ICS BU Contribution Margin based on improving revenue mix

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation

Agenda
Overview and Q4 2008 Summary
Strategy Update
First Quarter 2009 Guidance
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation
Summary
Q4 2008 was a strong quarter
The strong Bookings momentum continues in Q1 2009
Promising Strategic Outlook
–
Our Primary Service Lines should drive long term revenue growth, improved revenue quality and earnings expansion
–
These Service Lines are showing strength during this difficult economic environment
–
We are beginning to create P&L leverage from our changing business model
–
We have a strong balance sheet

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation
Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Bill Noon
–
(847) 582-7019
–
Bill_Noon@eLoyalty.com

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation
Notes
1 eLoyalty presents Adjusted Earnings, a non-GAAP measure that represents cash earnings performance, excluding the impact of non-cash expenses and expense reduction activities, because management believes that Adjusted Earnings provide investors with a better understanding of the results of eLoyalty’s operations.  Management believes that
Adjusted Earnings reflect eLoyalty’s resources available to invest in its business and strengthen its balance sheet.  In addition, expense reduction activities can vary significantly between periods on the basis of factors that management does not believe reflect current period operating performance.  Although similar adjustments for expense reduction activities may be recorded in future periods, the size and frequency of these adjustments cannot be predicted.  The
Adjusted Earnings measure should be considered in addition to, not as a substitute for or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.
2 The terms of each Managed services contract range from one to five years. eLoyalty uses the term “backlog” with respect to its Managed services engagements to refer to the expected revenue to be received under the applicable contract, based on its currently contracted terms and, when applicable, currently anticipated levels of usage and performance.  Actual usage and performance might be greater or less than anticipated.  In general, eLoyalty’s
Managed services contracts may be terminated by the customer without cause, but early termination by a customer usually requires a substantial early termination payment.